                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 9, 2005
                                                -------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          New York                    333-126661                 13-3789046
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

        270 Park Avenue
        New York, New York                                         10167
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     (212) 834-9280
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         Attached as Exhibit 99.1 is the Structural and Collateral Term Sheet
(as defined in the no-action letter issued by the staff of the Securities and
Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Credit
Suisse First Boston (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2005-LDP3 (the "Offered Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the
Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975)
(the "Registration Statement"). The Registrant hereby incorporates the
Structural and Collateral Term Sheet by reference in the Registration Statement.

         The Structural and Collateral Term Sheet was prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
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(99.1)                             Structural and Collateral Term Sheet prepared
                                   by J.P. Morgan Securities Inc., ABN AMRO
                                   Incorporated, Nomura Securities
                                   International, Inc. and Credit Suisse First
                                   Boston in connection with certain classes of
                                   the J.P. Morgan Chase Commercial Mortgage
                                   Securities Corp., Commercial Mortgage
                                   Pass-Through Certificates, Series 2005-LDP3.

SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2005

                                            J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.

                                            By:        /s/ Dennis Schuh
                                                --------------------------------
                                                Name:  Dennis Schuh
                                                Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                               Paper (P) or
Exhibit No.      Description                                   Electronic (E)
-----------      -----------                                   --------------

(99.1)           Structural and Collateral Term Sheet                 E
                 prepared by J.P. Morgan Securities Inc.,
                 ABN AMRO Incorporated, Nomura Securities
                 International, Inc. and Credit Suisse
                 First Boston in connection with certain
                 classes of the J.P. Morgan Chase
                 Commercial Mortgage Securities Corp.,
                 Commercial Mortgage Pass-Through
                 Certificates, Series 2005-LDP3.